UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2007

Penn Treaty American Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14681	23-1664166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3440 Lehigh Street, Allentown, Pennsylvania 18103
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (610) 965-2222

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

A.	Corporate Governance Disclosures

As previously disclosed in a press release dated December 28, 2007, Penn Treaty American Corporation (the "Company") is completing its assessment of the potential need to restate financial statements for fiscal 2003, 2004 and 2005 as discussed on the October 2007 investor conference call. The Company believes that a conclusion will be reached prior to or during the week of January 7, 2008. As a result, the Company has (i) delayed the filing of its Annual Report on Form 10-K for the year ended December 31, 2006 (the "2006 Form 10-K") (as well as its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2006, and March 31, June 30 and September 30, 2007) and (ii) postponed its 2007 Annual Meeting of Shareholders and the filing and mailing of its 2007 Proxy Statement.

The Company has been monitored and under review by the New York Stock Exchange (the "NYSE") because of the delay in filing its 2006 Form 10-K with the SEC. On September 28, 2007, the NYSE granted the Company a three-month additional trading period through January 2, 2008, subject to ongoing reassessment. Because the Company is continuing to assess the potential need to restate financial statements for fiscal 2003, 2004 and 2005, the Company requested up to an additional forty-five day trading period through February 16, 2008. Both the NYSE's Listings and Compliance Committee and NYSE senior management approved this extension of trading on December 21, 2007, noting that it retains the right to revoke the extension and delist the Company's common stock if certain milestones are not reached in connection with the completion of the Company's financial statements.

As a result of the delay in the filing of the Company's 2006 Form 10-K and 2007 Proxy Statement, the Company has not made the corporate governance disclosures required to be included in those filings under Section 303A of the NYSE Listed Company Manual. The NYSE has advised the Company that it can provide the required corporate governance disclosures through the filing of this Current Report on Form 8-K. Section 303A of the NYSE Listed Company Manual specifically requires companies to:

▪

disclose the board's evaluation of each director's relationship with the company, whether the board has adopted categorical standards of independence, and its determination as to the independence of each director;

▪	identify the non-management director who presides at all regularly scheduled executive sessions of the non-management members of the board of directors;

▪	disclose a method by which interested parties may communicate directly with the presiding director or the non-management directors as a group;

▪	disclose the availability of such company's corporate governance guidelines, code of business conduct and ethics and charters for the board's audit, compensation and corporate governance committees on its website and in print upon shareholder request; and

▪	disclose that the company's chief executive officer has certified to the NYSE that he is not aware of any violation of the NYSE corporate governance listing standards by the company.

The Company intends to provide the following disclosures in the Annual Report on Form 10-K and/or Proxy Statement next filed with the Securities and Exchange Commission and to be distributed to shareholders in substantially the form submitted below. The Company takes its timely reporting responsibilities very seriously and continues to work diligently to complete its 2006 Form 10-K and 2007 Proxy Statement. However, the Company cannot currently commit to a definitive date as to when such documents will be completed and/or distributed to its shareholders.

Independence of Directors

The Board of Directors has determined that all directors are independent from the Company and management in accordance with the listing standards of the NYSE except Mr. William W. Hunt, Jr., who is the Company's Chief Executive Officer and an employee.

Presiding Director for Executive Sessions

Pursuant to the Company's Corporate Governance Guidelines, the Chairman of the Board of Directors presides over executive sessions. Eugene J. Woznicki currently serves as Chairman of the Board of Directors.

Communication with Non-Management Directors

The Board of Directors provides a process for shareholders and interested parties to send communications to the Board. Shareholders and interested parties may communicate with any of the Company's directors, any committee chairperson, the non-management directors as a group or the entire Board by writing to the director, the committee chairperson, the non-management directors or the Board in care of Penn Treaty American Corporation, 3440 Lehigh Street, Allentown, PA 18103, Attention: Corporate Secretary.

Communications received by the Corporate Secretary for any director are forwarded directly to the director. If the communication is addressed to the Board and no particular director is named, the communication will be forwarded, depending on the subject matter, to the Chairman, the appropriate Committee chairperson, all non-management directors or all directors.

Corporate Governance Guidelines, Code of Business Conduct and Committee Charters

Copies of the Company's Audit Committee Charter, Nominating and Corporate Governance Committee Charter, Compensation Committee Charter, Code of Ethics for

the Chief Executive Officer and Senior Financial Executives, Corporate Governance Guidelines, Code of Business Conduct and Ethics for all directors and employees, and other matters impacting the Company's corporate governance program are accessible on the Company's website: www.penntreaty.com. Copies of these documents may also be obtained free of charge by contacting Penn Treaty American Corporation, 3440 Lehigh Street, Allentown, PA 18103, Attention: Corporate Secretary. The Company intends to post on its website any amendments to, or waivers from, the Company's Code of Ethics for the Chief Executive Officer and Senior Financial Executives, which are required to be disclosed by applicable law, rule or regulation.

Annual CEO Certification

The certification by the Company's chief executive officer required under Section 303A.12(a) of the NYSE corporate governance rules was filed with the NYSE on January 17, 2007.

B.	Agreement with Friedman, Billings, Ramsey & Co., Inc.

As previously disclosed in a press release dated December 31, 2007, the Company has retained Friedman, Billings, Ramsey & Co., Inc. to assist its Board of Directors in the review of strategic alternatives to enhance shareholder value. These alternatives could include, but are not limited to, capital structure review, strategic partnerships, business combination transactions or the sale of certain assets. There can be no assurance that the Company's review of strategic alternatives will result in any specific transaction. The Company does not expect to disclose any further developments with respect to the exploration of strategic alternatives unless and until its Board of Directors has approved a transaction or other strategic alternative.

The Company will be continuing with all of its previously planned sales and marketing efforts throughout the review of strategic alternatives, including seeking to identify an even stronger financial platform from which distribution partners and financial advisors can promote and increase the sale of the Company's long-term care insurance policies.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit	Description

99.1	Penn Treaty American Corporation Press Release issued on
December 28, 2007

99.2	Penn Treaty American Corporation Independence Standards for
Directors

99.3	Penn Treaty American Corporation Press Release issued on

December 31, 2007

Certain statements made by the Company in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts.

Although the Company believes that its expectations are based upon reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations. Factors which could cause the Company's actual results to differ from its expectations include, but are not limited to, the audit of its financial result and the timing of its filing with the SEC, the continued listing of its common stock on the NYSE and the impact of delisting, the outcome of the Company's previous request for clarification from the SEC regarding the issue of unlocking of future liability reserves, the potential need to restate financial statements for fiscal 2003, 2004 and 2005, and the outcome of the review of strategic alternatives. Other areas of risk relating to the Company's business and future results are described in the Company's SEC filings. Except for the Company's ongoing obligations to disclose material information under the federal securities laws, the Company does not undertake any obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN TREATY AMERICAN CORPORATION

January 4, 2008                                                                     By: /s/ Mark Cloutier

Name:	Mark Cloutier
Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Penn Treaty American Corporation Press Release issued on
December 28, 2007

99.2	Penn Treaty American Corporation Independence Standards for
Directors

99.3	Penn Treaty American Corporation Press Release issued on
December 31, 2007